Harding, Loevner Funds, Inc. February 28, 2023, as amended September 22, 2023 Prospectus Mutual Funds for Institutional Investors Frontier Emerging Markets Portfolio HLFZX: Institutional Class Z (formerly, HLFFX: Institutional Class II) As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense

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 Table of Contents

1	Portfolio Summary

	1	Frontier Emerging Markets Portfolio – Institutional Class Z (formerly, Institutional Class II)

3	Investment Objective and Investment Process

4	Additional Information on Portfolio Investment Strategies and Risks

8	Management of the Fund

8	Shareholder Information

13	Distribution of Fund Shares

14	Financial Highlights

15	Privacy Notice

Frontier Emerging Markets Portfolio Portfolio Summary | February 28, 2023, as amended September 22, 2023 | Institutional Class Z | HLFZX (formerly, Institutional Class II | HLFFX)

Investment Objective
The Frontier Emerging Markets Portfolio (the “Portfolio”) seeks long-term capital appreciation through
investments in equity securities of companies based in frontier and smaller emerging markets.
Portfolio Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Institutional Class Z of the Portfolio.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees
(Fees Paid Directly from Your Investment)
Maximum Sales Charge (Load) Imposed on Purchases (As a Percentage of Offering Price)	None
Redemption Fee (As a Percentage of Amount Redeemed within 90 days or Less from the Date of Purchase)	None

Annual Portfolio Operating Expenses
(Expenses that You Pay Each Year as a Percentage of the Value of Your Investment)
Management Fees	1.35%
Distribution (Rule 12b-1) Fees	None
Other Expenses	0.17%
Total Annual Portfolio Operating Expenses	1.52%
Fee Waiver and/or Expense Reimbursement 1	-0.17%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement 1	1.35%
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Harding Loevner LP has contractually agreed to waive a portion of its management fee and/or reimburse the Institutional Class Z of the Portfolio for its other operating expenses to the extent Total Annual Portfolio Operating Expenses (excluding dividend expenses, borrowing costs, interest expense relating to short sales, interest, taxes, brokerage commissions and extraordinary expenses), as a percentage of average daily net assets, exceed 1.35% through February 28, 2024. This fee waiver and expense reimbursement agreement may be terminated by the Board at any time and will automatically terminate upon the termination of the Investment Advisory Agreement.
Example:
This example is intended to help you compare the cost of investing in the Institutional Class Z of the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Institutional Class Z of the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Institutional Class Z’s operating expenses remain the same, except that the example assumes the fee waiver and expense reimbursement agreement pertains only through February 28, 2024. The example does not take into account brokerage commissions that you may pay on your purchases and sales of Institutional Class Z shares of the Portfolio. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$137	$464	$813	$1,798
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 18% of the average value of its portfolio.
Principal Investment Strategies
The Portfolio invests primarily in companies that are based in frontier emerging markets, including the smaller traditionally-recognized emerging markets. Frontier emerging markets, with the exception of the oil-producing
Gulf States and certain of the smaller traditionally-recognized emerging markets, tend to have relatively low gross national product per capita compared to the larger traditionally-recognized emerging markets and the world’s major developed economies. The frontier emerging markets include the least developed markets even by emerging markets standards. Frontier emerging markets offer investment opportunities that arise from long-term trends in demographics, deregulation, offshore outsourcing, and improving corporate governance in developing countries. Harding Loevner LP (“Harding Loevner”), the Portfolio’s investment adviser, undertakes fundamental research in an effort to identify companies that are well managed, financially sound, fast growing, and strongly competitive, and whose shares are reasonably priced relative to estimates of their value. To reduce its volatility, the Portfolio is diversified across dimensions of geography, industry, and currency. The Portfolio normally holds investments across at least 15 countries.
As used herein, frontier emerging markets include countries that are represented in the MSCI Frontier Markets Index or the S&P Frontier Markets BMI, or similar market indices, and the smaller of the traditionally-recognized emerging markets, such as those individually constituting less than 5% of the MSCI Emerging Markets Index or the S&P Emerging Markets BMI. Factors bearing on whether a company is considered to be “based” in a frontier emerging market may include: (1) it is legally domiciled in a frontier emerging market; (2) it conducts at least 50% of its business, as measured by the location of its sales, earnings, assets, or production, in frontier emerging markets; or (3) it has the principal exchange listing for its securities in a frontier emerging market. Frontier emerging markets generally include all countries except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States and the larger traditionally-recognized emerging markets of Taiwan, South Korea, South Africa, Brazil, India and China. At least 65% of the Portfolio’s total assets will be denominated in at least three currencies other than the U.S. dollar. For purposes of compliance with this restriction, American Depositary Receipts,

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Global Depositary Receipts, and European Depositary Receipts (collectively, “Depositary Receipts”) will be considered to be denominated in the currency of the country where the securities underlying the Depositary Receipts are principally traded.
The Portfolio invests at least 65% of its total assets in common stocks, preferred stocks, rights, and warrants issued by companies that are based in the frontier emerging markets, securities convertible into such securities (including Depositary Receipts), and investment companies that invest in the types of securities in which the Portfolio would normally invest. The Portfolio also may invest in securities of U.S. companies that derive, or are expected to derive, a significant portion of their revenues from their foreign operations, although under normal circumstances, not more than 15% of the Portfolio’s total assets will be invested in securities of U.S. companies.
The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in frontier emerging market securities, and investment companies that invest in the types of securities in which the Portfolio would normally invest.
The Portfolio may invest up to 35% of its total assets in securities of companies in any one industry if, at the time of investment, that industry represents 20% or more of the Portfolio’s benchmark index, currently the MSCI Frontier Emerging Markets Index.
Because some frontier emerging market countries may present difficulties for efficient foreign investment, the Portfolio may use equity derivative securities to gain exposure to those countries.
Principal Risks
The Portfolio is subject to numerous risks, any of which could cause an investor to lose money. The principal risks of the Portfolio are as follows:
Market Risk.
The value of investments in the Portfolio may fluctuate suddenly and unexpectedly as a result of various market and economic factors, including those affecting individual companies, issuers or particular industries.
Currency Risk.
Foreign currencies may experience steady or sudden devaluation relative to the U.S. dollar, adversely affecting the value of the Portfolio’s investments. Because the Portfolio’s net asset value is determined on the basis of U.S. dollars, if the local currency of a foreign market depreciates against the U.S. dollar, you may lose money even if the foreign market prices of the Portfolio’s holdings rise.
Foreign Investment Risk.
Securities issued by foreign entities involve risks not associated with U.S. investments. These risks include additional taxation, political, economic, social or diplomatic instability, and the above-mentioned possibility of changes in foreign currency exchange rates. There may also be less publicly-available information about a foreign issuer. Such risks may be magnified with respect to securities of issuers in frontier emerging markets.
Frontier Emerging Market Risk.
Frontier emerging market securities involve certain risks, such as exposure to economies less diverse and mature than that of the United States or more established foreign markets. Economic or political instability may cause larger price changes in frontier emerging market securities than in securities of issuers based in more developed foreign countries, including securities of issuers based in larger emerging markets. Frontier emerging markets generally receive less investor attention than developed markets and larger emerging markets.
Concentration Risk.
The Portfolio may invest up to 35% of its total assets in securities of companies in any one industry if, at the time of investment, that industry represents 20% or more of the Portfolio’s benchmark index, currently the MSCI Frontier Emerging Markets Index. Accordingly, at any time the Portfolio has such a concentration of investments in a single industry group, it will be particularly vulnerable to factors that adversely affect that industry group.
NAV Risk.
The net asset value of the Portfolio and the value of your investment will fluctuate.
Financials Sector Risk.
To the extent the Portfolio invests in securities and other obligations of issuers in the financials sector, the Portfolio will be vulnerable to events affecting companies in the financials industry. Examples of risks affecting the financials sector include changes in governmental regulation, issues relating to the availability and cost of capital, changes in interest rates and/or monetary policy, and price competition. In addition, financials companies are often more highly leveraged than other companies, making them inherently riskier. As of October 31, 2022, the Portfolio had 38.1% of net assets invested in the financials sector.
Portfolio Performance
The following bar chart shows how the investment results of the Portfolio’s Institutional Class Z shares have varied from year to year. The table that follows shows how the average annual total returns of the Portfolio’s Institutional Class Z shares compare with a broad measure of market performance. Together, these provide an indication of the risks of investing in the Portfolio. Prior to September 22, 2023, Institutional Class Z shares of the Portfolio were named Institutional Class II shares. Performance shown for periods prior to September 22, 2023 is attributable to the Portfolio’s Institutional Class II shares and has not been adjusted for the lower fees attributable to the Institutional Class Z shares. How the Institutional Class Z shares of the Portfolio have performed in the past (before and after taxes) is not necessarily an indication of how they will perform in the future.
Updated Portfolio performance information is available at www.hardingloevnerfunds.com or by calling
(877) 435-8105.
Frontier Emerging Markets Portfolio – Institutional Class Z
The best calendar quarter return during the period shown above was 20.73% in the second quarter of 2020; the worst was
-32.05%
in the first quarter of 2020.

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Average Annual Total Returns
(for the Periods Ended December 31, 2022)
	1-Year	5-Year	Since Inception 03/01/2017
Frontier Emerging Markets Portfolio – Institutional Class Z
Return Before Taxes	-18.81%	-3.20%	0.50%
Return After Taxes on Distributions 1	-19.06%	-3.34%	0.29%
Return After Taxes on Distributions and Sale of Portfolio Shares 1	-10.62%	-2.14%	0.63%
MSCI Frontier Emerging Markets (Net) Index (Reflects No Deduction for Fees, Expenses, or U.S. Taxes)	-18.18%	-4.14%	-0.47%
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After-tax
returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The return after taxes on distributions and sale of Portfolio shares may exceed the Portfolio’s other returns due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period. Actual after-tax
returns depend on an investor’s tax situation and may differ from those shown, and after-tax
returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred
arrangements, such as 401(k) plans or Individual Retirement Accounts.
Management
Investment Adviser
Harding Loevner serves as investment adviser to the Portfolio.
Portfolio Managers
Pradipta Chakrabortty, Sergey Dubin and Babatunde Ojo serve as the portfolio managers of the Frontier Emerging Markets Portfolio. Mr. Chakrabortty has held his position since December 2008, Mr. Dubin has held his position since January 2022, and Mr. Ojo has held his position since June 2014. Messrs. Ojo and Dubin are co-lead portfolio
managers.
Purchase and Sale of Portfolio Shares
The minimum initial investment in Institutional Class Z shares of the Portfolio is $5,000,000. Additional purchases may be for any amount. You may purchase, redeem (sell) or exchange shares of the Portfolio on any business day through certain authorized brokers and other financial intermediaries or directly from the Portfolio by mail, telephone, or wire.
Tax Considerations
The Portfolio’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred
arrangement, such as a 401(k) plan or an individual retirement account. Upon withdrawal, your investment through a tax-deferred
arrangement may become taxable.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase Institutional Class Z shares through a broker-dealer or other financial intermediary (such as a bank), the Portfolio will not pay the intermediary for the sale of Institutional Class Z shares or any other related services. If a related company of the Portfolio does make such payments, such payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Investment Objective and Investment Process
Harding, Loevner Funds, Inc. (the “Fund”) is a
no-load,
open-end
management investment company that currently has thirteen separate portfolios, including the Frontier Emerging Markets Portfolio (the “Portfolio”), whose Institutional Class Z shares are offered in this Prospectus.
The Portfolio has its own investment objective, strategy, and policies. The Fund is advised by Harding Loevner. There is no assurance that the Portfolio will achieve its investment objective.
The investment objective, policies, and risks of the Portfolio are detailed below. Except as otherwise indicated, the Fund’s board of directors (the “Board of Directors”) may change the investment policies at any time to the extent that such changes are consistent with the investment objective of the Portfolio. However, the Portfolio’s investment objective is fundamental and may not be changed without a majority vote of the Portfolio’s outstanding shares, which is defined under the Investment Company Act of 1940, as amended, as the lesser of (a) 67% of the shares of the Portfolio present or represented if the holders of more than 50% of the shares are present or represented at the shareholders’ meeting, or (b) more than 50% of the shares of the Portfolio (a “majority vote”).
The Portfolio may, from time to time, take temporary defensive positions that are inconsistent with the Portfolio’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. For temporary defensive purposes, the Portfolio may temporarily hold cash (foreign currencies or multinational currency) and/or invest up to 100% of their assets in high quality debt securities or money market instruments of U.S. or foreign issuers. The Portfolio may miss certain investment opportunities if it uses such temporary defensive strategies and thus may not achieve its investment objective.
Investment Objectives
The Portfolio seeks long-term capital appreciation through investments in equity securities of companies based in frontier and smaller emerging markets.
Investment Process
Harding Loevner believes investing in the shares of high-quality growing businesses at reasonable prices leads to superior risk-adjusted returns over the long-term. The firm manages the Portfolio utilizing a bottom-up,
business-focused approach based on careful study of individual companies and the competitive dynamics of the global industries in which they participate. The process Harding Loevner uses to identify and value companies consists of four parts: (1)
 Initial Qualification
of companies for further research; (2)
 In-Depth
Research
into the businesses of qualified candidates; (3)
 Valuation and Rating
of securities of potential investments; and (4)
 Portfolio Construction
by selecting from analyst-rated securities to create diversified and non-diversified
portfolios from the most-promising opportunities.
Harding Loevner seeks to invest in companies meeting its key investment criteria: (i) competitive advantage; (ii) sustainable growth; (iii) financial strength; and (iv) quality management. In the Initial Qualification stage, analysts draw upon their research experience and examine fundamental data to identify high quality, growing companies that appear qualified for further in-depth
investigation. Sources for investment ideas include, but are not

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limited to, management interviews investor conferences and trade shows. The qualitative factors analysts consider when evaluating a new company include the global competitive structure of its industry, the apparent sustainability of the company’s competitive advantages, and the quality of its management. Analysts augment their qualitative research with quantitative analysis of a number of quality-growth metrics.
Companies that appear qualified on these key criteria are then examined more intensively. Research activities include analyzing annual reports and other company disclosures, reviewing specialized industry journals, participating in industry and investment conferences, and conducting interviews with company management (both of the target and other industry participants). Using a proprietary scoring system known as the Quality Assessment (“QA”) framework, investment analysts assess qualified companies on ten quality and growth characteristics, including environmental, social and governance (“ESG”) risks and opportunities. This framework aids analysts in gaining insight into companies’ competitive positions and the extent and durability of their growth prospects, and facilitates comparing businesses across different countries and industries.
To evaluate the investment potential of the strongest candidates, analysts use a multi-stage cash-flow return on investment approach to construct financial models incorporating their forecasts for long-term growth in earnings and cash flows. The financial models include adjustments based upon the QA score. Analysts primarily use a discounted cash flow analysis to estimate the value of companies’ securities. Based upon their business forecasts and evaluation of investment potential, analysts predict the relative price performance of stocks under their coverage, and issue purchase and sale recommendations accordingly. When issuing a recommendation on the stock of a company, analysts also set out expectations for the future business performance of the company (“mileposts”). These mileposts provide analysts with an indelible record of their expectations for the business and form the basis of ongoing review of the company’s progress.
In constructing the Portfolio, Harding Loevner’s portfolio managers select among the analyzed securities. The portfolio managers take into consideration the securities’ predicted relative price performance, the timeliness and investment potential, the implications for portfolio risk of their selections, and the requirement to observe portfolio diversification guidelines, as applicable.
A holding is reduced or removed from the Portfolio if and when it: (i) grows to too large a proportion of the portfolio, in terms of its impact on portfolio risk; (ii) becomes substantially overpriced in relation to its estimated value; (iii) fails to achieve the pre-established
milestones for business (as opposed to share price) performance, including breach of trust by management; or (iv) is displaced by more compelling investment opportunities.
ESG Integration.
Harding Loevner seeks to achieve the best possible risk-adjusted investment returns in managing the Fund. Companies that operate with disregard for the environment, for the welfare of societies in which they conduct their business, or for sound principles of governance by which the interests of their shareholders are protected put their financial results at long-term risk. Alternatively, companies may strengthen their long-term prospects by identifying and mitigating material
ESG-related
risks or by taking advantage of new opportunities that may arise from material
ESG-related
trends. In evaluating equity securities, Harding Loevner considers
ESG-related
risks and opportunities explicitly. For each company under research coverage, the responsible analyst estimates the extent to which each of numerous ESG factors represents a risk that could threaten, or an opportunity that could support, the sustainability of the company’s profitable growth. Having evaluated these individual factors, analysts assign scores for each company on E, S, and G pillars overall, which are then aggregated in equal proportion to determine an overall ESG score for the company. The ESG scorecard is a consistent framework for assessing and comparing companies’ potential ESG risks and opportunities across all industries and geographies. A company’s ESG score may affect the analyst’s long-term forecasts of its growth, profit margins, capital intensity, or competitive position. A company’s overall ESG score is also a parameter of Harding Loevner’s equity valuation model, wherein it influences the estimated duration of future cash flow growth. Portfolio managers consider ESG factors among other factors affecting risk and expected returns in choosing among companies approved by analysts.
Additional Information on Portfolio Investment Strategies and Risks
Other Investment Strategies
The Portfolio may invest up to 35% of its total assets in debt securities of domestic and foreign issuers, including emerging market and frontier emerging market issuers. The types of debt securities the Portfolio may invest in include instruments such as corporate bonds, debentures, notes, commercial paper, short-term notes, medium-term notes, and variable rate notes. Up to 20% of such securities may be rated below investment grade, that is, rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB by S&P Global Ratings Group, a division of S&P Global Inc. (“S&P”) and in unrated securities judged to be of equivalent quality as determined by Harding Loevner (commonly referred to as “junk bonds”). However, the Portfolio may not invest in securities rated, at the time of investment, C or below by Moody’s, or D or below by S&P, or in securities of comparable quality as determined by Harding Loevner.
Risks Associated with the Portfolio’s Investment Policies and Techniques
The share price of the Portfolio will change daily based on changes in the value of the securities that the Portfolio holds. The principal risks of investing in the Portfolio and the circumstances reasonably likely to cause the value of your investment to decline are described in the “Portfolio Summary” section of this Prospectus. Additional information concerning those principal risks and the additional risks that apply to the Portfolio are set forth below. Please note that there are other circumstances that are not described here that could cause the value of your investment to decline and prevent the Portfolio from achieving its investment objective.
Market Risk.
The value of the securities in which the Portfolio invests may fluctuate in response to the prospects of individual companies, particular industry sectors or governments and/or such factors as general economic conditions, political or regulatory developments, changes in interest rates, perceived desirability of equity securities relative to other investments, exchange trading suspensions and closures and public health risks. These risks may be magnified if certain social, political, economic and other conditions and events (such as wars, natural

4

disasters, epidemics and pandemics, terrorism, conflicts, recessions, inflation/deflation, supply chain disruptions and social unrest) adversely impact the global economy; in these and other circumstances, such events or developments might affect companies world-wide. Price changes may be temporary or last for extended periods. The Portfolio’s investments may be over-weighted from time to time in one or more industry sectors, which will increase the Portfolio’s exposure to risk of loss from adverse developments affecting those sectors.
Currency Risk.
Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may experience steady or sudden fluctuation over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Portfolio and denominated in those currencies.
Foreign Investments.
Securities issued by foreign governments, foreign corporations, international agencies and obligations of foreign banks involve risks not associated with securities issued by U.S. entities. Changes in foreign currency exchange rates may affect the value of investments of the Portfolio. With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation and political or social instability or diplomatic developments that could affect investment in those countries. There may be less publicly-available information about a foreign financial instrument than about a U.S. instrument and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. entities. The Portfolio could encounter difficulties in obtaining or enforcing a judgment against the issuer in certain foreign countries. Such risks may be magnified with respect to securities of issuers in frontier emerging markets. In addition, economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell securities or groups of securities, or disrupt settlement, clearing and registration of securities and thus may make the Portfolio’s investments in such securities less liquid or more difficult to value. In addition, as a result of economic sanctions, the Portfolio may be forced to sell or otherwise dispose of investments at inopportune times or prices. Certain foreign investments may also be subject to foreign withholding or other taxes, although the Portfolio will seek to minimize such withholding taxes whenever practical. Investors may be able to deduct such taxes in computing their taxable income or to use such amounts as credits (subject to a holding period and certain other restrictions) against their U.S. income taxes if more than 50% of the Portfolio’s total assets at the close of any taxable year consist of stock or securities of foreign corporations and the Portfolio elects to pass-through such taxes to the investors. Ownership of unsponsored Depositary Receipts may not entitle the Portfolio to financial or other reports from the issuer to which it would be entitled as the owner of sponsored Depositary Receipts. See also “Shareholder Information—Tax Considerations” below.
Emerging and Frontier Market Securities.
The risks of investing in foreign securities may be intensified in the case of investments in issuers domiciled or doing substantial business in developing countries with limited or immature capital markets. Security prices and currency valuations in emerging and frontier markets can be significantly more volatile than in the more established markets of the developed nations, reflecting the greater uncertainties of investing in less mature markets and economies. In particular, developing countries may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of developing countries may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from extreme debt burdens or volatile inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable than in developed markets. Securities of issuers located in developing countries may have limited marketability and may be subject to more abrupt or erratic price movements. Because of this volatility, such investments are better suited for long-term investors.
Geopolitical Risk.
The value of your investment in the Portfolio is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Portfolio owns and the markets in which the securities trade. The interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Portfolio may decline in value due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, epidemics and pandemics, wars, terrorism, regulatory events and governmental or quasi-governmental actions. Further, the recent rise of nationalist economic policies, including trade protectionism may have a negative impact on the Portfolio’s performance. It is difficult to predict when similar events or policies may affect the U.S. or global financial markets or the effects that such events or policies may have. Any such events or policies could have a significant adverse impact on the value and risk profile of the Portfolio.
Geographic Risk.
Concentration of the investments of the Portfolio in issuers located in a particular country or region will subject the Portfolio, to a greater extent than if investments were less concentrated, to the risks of volatile economic cycles and/or conditions, and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; social, political, regulatory, economic or environmental developments; or natural disasters.
ESG Integration.
Harding Loevner’s integration of
ESG-related
risks and opportunities as part of its investment process may impact the Portfolio’s performance, including relative to similar funds that do not consider such risks and opportunities. Harding Loevner’s assessment of
ESG-related
risks and opportunities in the course of identifying and selecting investments requires subjective judgment, which may turn out to be incorrect. Such assessment is also made more difficult when relevant data about

5

a company is limited. A company’s
ESG-related
risks and opportunities or Harding Loevner’s assessment of such risks and opportunities may change over time.
Small- and
Mid-Capitalization
Companies.
Investment in smaller and
medium-sized
companies involves greater risk than investment in larger, more established companies. Their common stock and other securities may trade less frequently and in limited volume. Accordingly, the prices of such securities are generally more sensitive to purchase and sale transactions and tend to be more volatile than the prices of securities of companies with larger market capitalizations. Because of this, if the Portfolio wishes to sell a large quantity of a small or medium-sized
company’s shares, it may have to sell at a lower price than it believes is reflective of the value of the shares, or it may have to sell in smaller quantities than desired and over a period of time. These companies may face greater business risks because they lack the management depth or experience, financial resources, product diversification, or competitive strengths of larger companies, and they may be more adversely affected by poor economic conditions. There may be less publicly-available information about smaller companies than larger companies. Small company stocks, as a group, tend to go in and out of favor based on economic conditions and market sentiment, and during certain periods will perform poorly relative to other types of investments, including larger company stocks. Generally, the smaller the company size, the greater these risks become.
Participation Notes.
Participation notes are issued by banks, or broker-dealers, or their affiliates and are designed to replicate the return of a particular underlying equity or debt security, currency, or market. When the participation note matures, the issuer of the participation note will pay to, or receive from, the Portfolio the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Participation notes involve the same risks associated with a direct investment in the underlying security, currency, or market that they seek to replicate. The Portfolio has no rights under participation notes against the issuer(s) of the underlying security(ies) and must rely on the creditworthiness of the issuer(s) of the participation notes. In general, the opportunity to sell participation notes to a third party will be limited or nonexistent.
NAV Risk.
The net asset value of the Portfolio and the value of your investment will fluctuate.
Depositary Receipts Risk.
ADRs as well as other forms of depositary receipts, including EDRs and GDRs, are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. Depositary receipts may be “sponsored” or “unsponsored.” Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. The issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. ADRs, EDRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets. However, ADRs, EDRs, and GDRs are subject to many of the risks associated with investing directly in foreign securities, including foreign exchange risk as well as the political, economic, and social risks of the underlying issuer’s country.
Financials Sector Risk.
To the extent the Portfolio invests in securities and other obligations of issuers in the financials sector, the Portfolio will be vulnerable to events affecting companies in the financials industry. Examples of risks affecting the financials sector include changes in governmental regulation, issues relating to the availability and cost of capital, changes in interest rates and/or monetary policy, and price competition. In addition, financials companies are often more highly leveraged than other companies, making them inherently riskier.
Concentration Risk.
The Portfolio may invest up to 35% of its total assets in the securities of companies in any one industry if, at the time of investment, that industry represents 20% or more of the Portfolio’s benchmark index, currently the MSCI Frontier Emerging Markets Index. At any time the Portfolio has such a concentration of investments in a single industry group, it will be particularly vulnerable to adverse economic, political, and other factors that affect that industry group. Investment opportunities in many frontier emerging market countries may be concentrated in the banking industry. In many frontier emerging markets, banks are among the largest publicly-traded companies and their securities are among the most widely traded. The banking industry is a comparatively narrow segment of the economy generally, including in frontier emerging market countries and, therefore, the Portfolio may experience greater volatility than portfolios investing in a less-concentrated fashion or a broader range of industries. Issuers in the banking industry may be subject to additional risks such as increased competition within the industry, or changes in legislation, or government regulations affecting the industry. The value of the Portfolio’s shares may be particularly vulnerable to factors affecting the banking industry, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation, and price competition. Such risks may be magnified with respect to securities of issuers in frontier emerging markets. Please refer to the Portfolio’s SAI for further information relating to concentration.
Investment Style Risk.
Different investment styles (e.g., “growth” or “value”) tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. One style will underperform other styles over certain periods when that style is out of favor or does not respond as positively to market or other events. The Portfolio may outperform or underperform other funds that invest in similar asset classes but employ different investment styles. There may be market and economic conditions under which an investment philosophy emphasizing high business quality and earnings growth, as is applied to the Portfolio, will underperform other investment styles. At times, the market may place a greater emphasis on current dividends or to discount prospective returns on capital investment for future growth, which would tend to favor a value style of investing.
Management Risk.
A strategy used by Harding Loevner may fail to produce the intended results or expected returns, causing the Portfolio to lose value or fail to meet its investment objective or underperform funds with similar investment objectives and strategies.

6

Debt Security Risk.
Debt securities may lose value due to unfavorable fluctuations in the level of interest rates or due to a decline in the creditworthiness of the issuer. As interest rates rise, the value of debt securities generally declines. This risk is generally greater for debt securities with longer maturities than for debt securities with shorter maturities.
Credit Quality.
The value of an individual security or particular type of security can be more volatile than the market as a whole and can behave differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain other types of securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain other types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments, and such securities might be difficult to resell.
Counterparty (or Default) Risk.
An issuer of fixed-income securities held by the Portfolio or a counterparty to a derivative transaction entered into by the Portfolio may default on its obligation to pay interest and repay principal. Generally, the lower the credit rating of a security, the greater the risk that the issuer of the security will default on its obligation. High-quality securities are generally believed to have relatively low degrees of credit risk. The Portfolio intends to enter into financial transactions only with counterparties that are creditworthy at the time of the transactions. There is always the risk that the analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that the Portfolio focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.
Illiquid and Restricted Securities.
The Portfolio may invest up to 15% of the value of its net assets in illiquid securities. Illiquid securities are securities that the Portfolio does not reasonably expect to be able to be sold or disposed of in current market conditions within seven business days or less without the sale or disposition significantly changing the market value of the investment and includes securities with legal or contractual restrictions on resale, time deposits, repurchase agreements having maturities longer than seven days and securities that do not have readily available market quotations. In addition, although the Portfolio does not expect to, the Portfolio may invest in securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter.
These factors may have an adverse effect on the Portfolio’s ability to dispose of particular securities and may limit the Portfolio’s ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value and to sell securities at fair value. If any privately placed securities held by the Portfolio are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration.
High Yield/High Risk Securities.
The Portfolio may invest in debt and convertible securities rated lower than Baa by Moody’s or BBB by S&P, or unrated securities of equivalent quality (commonly referred to as “junk bonds”) as determined by Harding Loevner. Junk bonds typically offer a higher yield, but involve greater risk and are less liquid than higher grade debt securities. The lower the ratings of such debt securities, the greater their risks render them like equity securities. The Portfolio may not invest in securities rated, at the time of investment, C or below by Moody’s, or D or below by S&P, or the equivalent as determined by Harding Loevner, which may be in default with respect to payment of principal or interest.
Derivatives and Hedging.
Because some emerging market countries may present difficulties for efficient foreign investment, the Portfolio may use equity derivative securities to gain exposure to those countries. The Portfolio may use derivative instruments, including without limitation, options, futures, participation notes, options on futures, forwards, swaps, structured securities, and derivatives relating to foreign currency transactions (collectively, “derivatives”), for hedging purposes and to increase overall return for the Portfolio. The use of derivatives involves special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Portfolio’s orientation as to certain anticipated market movements is incorrect, the possibility that the use of derivatives could result in greater losses than if they had not been used. To the extent the Portfolio engages in derivatives in an attempt to hedge certain exposures or risks, there can be no assurance that the Portfolio’s hedging investments or transactions will be effective. In addition, hedging investments or transactions involve costs and may reduce gains or result in losses, which may adversely affect the Portfolio.
Options and Futures.
The Portfolio may purchase or sell options. If the Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument, foreign currency or contract, such as a swap agreement or futures contract, on the underlying instrument or foreign currency at an agreed-upon price typically in exchange for a premium paid by the Portfolio. If the Portfolio sells an option, it sells to another person the right to buy from or sell to the Portfolio a specific amount of the underlying instrument, swap, foreign currency, or futures contract on the underlying instrument or foreign currency at an agreed-upon price during a period of time or on a specific date typically in exchange for a premium received by the Portfolio. The sale of put and call options could result in losses to the Portfolio, force the purchase or sale of portfolio securities at inopportune times, or for prices higher or lower than current market values, or cause the Portfolio to hold a security it might otherwise sell. The purchase of options involves costs associated with the option premium and, if the option is exercised, risks associated with the settlement and the creditworthiness of the party selling the option. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Portfolio could create the possibility that losses on the derivative will be greater than gains in the value of the Portfolio’s position. The loss from investing in futures transactions that are unhedged or uncovered is potentially unlimited. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter
options could have no markets. The Portfolio might not be able to close out certain positions without incurring substantial losses. To the extent the Portfolio utilizes futures and options transactions for hedging, such transactions should tend to reduce the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Portfolio that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk

7

than would the purchase of options, in which case the exposure is limited to the cost of the initial premium and transaction costs.
Disclosure of Portfolio Holdings
A description of the Fund’s policies and procedures regarding disclosure of the Portfolio’s portfolio securities is available in the SAI. Portfolio holdings information as of each calendar quarter end is available to shareholders on the Fund’s website. This information is available no sooner than five (5) business days after the applicable calendar quarter end. Certain other additional information about the Portfolio is available publicly on the website for AMG Funds, www.amgfunds.com.
Management of the Fund
Investment Adviser
Harding Loevner serves as investment adviser to the Portfolio. Harding Loevner, established in 1989, is a registered investment adviser that provides global investment management for private investors and institutions. As of July 31, 2023, Harding Loevner managed approximately $56.7 billion in assets. Harding Loevner is located at 400 Crossing Boulevard, Fourth Floor, Bridgewater, New Jersey 08807.
Subject to the direction and authority of the Board of Directors, Harding Loevner provides investment advisory services to the Portfolio pursuant to an investment advisory agreement (the “Investment Advisory Agreement”). Under the Investment Advisory Agreement, Harding Loevner is responsible for providing investment research and advice, determining which portfolio securities shall be purchased or sold by the Portfolio, purchasing and selling securities on behalf of the Portfolio, and determining how voting and other rights with respect to the portfolio securities of the Portfolio are exercised in accordance with the Portfolio’s investment objective, policies, and restrictions. Harding Loevner also provides office space, equipment, and personnel necessary to manage the Portfolio. Harding Loevner bears the expense of providing the above services to the Portfolio.
The aggregate annualized advisory fees paid by the Portfolio, excluding any applicable waivers or reimbursements, to Harding Loevner during the fiscal year ended October 31, 2022 as a percentage of the Portfolio’s average daily net assets were 1.35%.
Harding Loevner may make payments from its own resources to parties that provide distribution, recordkeeping, shareholder communication, and other services under mutual fund supermarket and other programs. See also “Distribution of Fund Shares” below.
Advisory Contract Approval
A discussion of the basis for the Board of Directors’ approval of the Investment Advisory Agreement for the Portfolio is available in the Fund’s annual report to shareholders for the period ended October 31, 2022.
Portfolio Management
Pradipta Chakrabortty has been a portfolio manager and an analyst since 2008. As an analyst, he focuses on frontier emerging market companies. Mr. Chakrabortty graduated from BIRLA Institute of Technology & Science (Pilani, India) in 1994, received an MBA in Finance and Marketing from XLRI School of Management (Jamshedpur, India) in 1998, and received an MBA in
Finance from University of Pennsylvania, the Wharton School, in 2008. He joined Harding Loevner in 2008. Mr. Chakrabortty serves as a portfolio manager for the Portfolio. Mr. Chakrabortty has held his position with the Portfolio since December 2008.
Sergey Dubin, CFA has been a portfolio manager since 2022 and an analyst since 2015. As an analyst, he focuses on emerging markets companies. Mr. Dubin graduated from Syracuse University in 1997. He joined Harding Loevner in 2015. Mr. Dubin serves as a co-lead
portfolio manager for the Portfolio. Mr. Dubin has held his position with the Portfolio since January 2022.
Babatunde Ojo, CFA has been a portfolio manager since 2014 and an analyst since 2012. As an analyst, he focuses on frontier emerging markets companies. Mr. Ojo graduated from University of Lagos in 2002. He received an MBA in Finance and Management from University of Pennsylvania, the Wharton School, in 2012 and joined Harding Loevner that same year. Mr. Ojo serves as a co-lead
portfolio manager for the Frontier Emerging Markets Portfolio Mr. Ojo has held his position with the Portfolio since June 2014.
Additional information regarding the portfolio managers’ compensation, their management of other funds and their ownership of the Fund can be found in the SAI.
Portfolio Expenses
The Portfolio pays for all of its expenses out of its own assets. Harding Loevner or other service providers may waive all or any portion of their fees and reimburse certain expenses to the Portfolio. Any fee waiver or expense reimbursement would increase the investment performance of the Portfolio for the period during which the waiver or reimbursement is in effect.
Shareholder Information
Determination of Net Asset Value
The “net asset value” per share (“NAV”) of the Portfolio is calculated as of the close of business (normally 4:00 p.m. New York Time) on days when the New York Stock Exchange is open for business, except when trading is restricted (a “Business Day”). Institutional Class Z or the Portfolio determines its NAV per share by subtracting Institutional Class Z’s or the Portfolio’s liabilities (including accrued expenses and dividends payable) from the total value of the Portfolio’s investments or the portion of the Portfolio’s investments attributable to Institutional Class Z and other assets and dividing the result by the total issued and outstanding shares of Institutional Class Z or the Portfolio. Because the Portfolio may invest in foreign securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Portfolio does not price its shares, the value of the Portfolio’s assets may be affected on days when shareholders will not be able to purchase or redeem the Portfolio’s shares.
The Portfolio’s investments are valued based on market quotations, or if market quotations are not readily available, as defined by Rule
2a-5
under the 1940 Act (“Rule
2a-5”),
the fair value of the Portfolio’s investments may be determined in good faith pursuant to Rule
2a-5
and in accordance with procedures approved by the Board of Directors as discussed below.
Fair Valuation.
Because trading in many foreign securities is normally completed before the time at which the Portfolio

8

calculates its NAV, the effect on the value of such securities held by the Portfolio of events that occur between the close of trading in the security and the time at which the Portfolio prices its securities would not be reflected in the Portfolio’s calculation of its NAV if foreign securities were generally valued at their closing prices.
To address this issue, the Board of Directors has approved the daily use of independently provided quantitative models that may adjust the closing prices of certain foreign equity securities based on information that becomes available after the foreign market closes, through the application of an adjustment factor to such securities’ closing prices. Adjustment factors may be greater than, less than, or equal to one. Thus, use of these quantitative models could cause the Portfolio’s NAV per share to differ significantly from that which would have been calculated using closing market prices. The use of these quantitative models is also intended to decrease the opportunities for persons to engage in “time zone arbitrage,” i.e., trading intended to take advantage of stale closing prices in foreign markets that could affect the NAV of the Portfolio.
Additionally, any securities for which market quotations are not readily available, as defined in Rule
2a-5,
are priced by Harding Loevner, as valuation designee, at “fair value as determined in good faith” pursuant to Rule
2a-5
and in accordance with procedures approved by and under the general supervision of the Board of Directors.
Purchase and Redemption of Shares
Purchases.
Institutional Class Z shares are not subject to any service or distribution fees. The Fund will not provide any distribution, shareholder or participant servicing, account maintenance, sub-accounting,
sub-transfer
agency, administrative, recordkeeping or reporting, transaction processing, support, or similar payments in connection with investments in, or conversions into, Institutional Class Z shares.
Institutional Class Z shares may be purchased by any investor investing directly through the Transfer Agent via a completed Account Application Form and adhering to the terms further detailed below. Institutional Class Z shares may also be purchased by certain entities through a broker or financial intermediary, including:
Employee benefit plans, such as:

•	retirement plans such as employer-sponsored 401(k) and 403(b), 457, Keogh, profit sharing, money purchase, defined benefit/defined contribution, target benefit and Taft-Hartley plans;

•	non-qualified deferred compensation plans; and

•	post-employment benefit plans, including retiree health benefit plans.
Certain other types of plans, and institutional or other investors, may be eligible to purchase Institutional Class Z shares, including, but not limited to:

•	529 plans;

•	endowments and foundations;

•	states, counties or cities or their instrumentalities;

•	insurance companies; and

•	certain other institutional investors.
Except as specifically provided above and below, Institutional Class Z shares may not be purchased by:

•	individual investors and/or retail accounts including accounts purchasing through fee-based programs or other wealth platforms;

•	IRAs and Coverdells;

•	SEPs, SIMPLEs and SARSEPs; and

•	individual 401(k) and 403(b) plans.
The minimum initial investment in Institutional Class Z shares of the Portfolio is $5 million. The minimum initial investment does not apply to the employee benefit plans described above. Additional purchases or redemptions may be of any amount. The Fund reserves the right to waive the minimum initial investment amount for the Portfolio.
The Fund has authorized one or more brokers to receive purchase orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase orders on the Fund’s behalf. The Fund will be deemed to have received a purchase order when an authorized broker or, if applicable, a broker’s authorized agent receives the order in proper form. Share purchase orders placed through an authorized broker or the broker’s authorized designee will be priced at the NAV per share next determined after they are received in proper form by an authorized broker or the broker’s authorized designee and accepted by the Fund. With respect to purchases of Portfolio shares through certain brokers: 1) a broker may charge transaction fees, brokerage commissions, or other different, or additional fees; 2) duplicate mailings of Fund material to shareholders who reside at the same address may be eliminated; and 3) the minimum initial investment through certain brokers may be less than a direct purchase with the Fund.
The offering of shares of the Portfolio is continuous and purchases of shares of the Portfolio may be made on any Business Day. The Fund offers shares of the Portfolio at a public offering price equal to the NAV per share next determined after receipt of a purchase order.
Generally, shares will be available for purchase by new and existing shareholders, including investors who purchase shares of the Portfolio directly or through financial intermediaries, and by participants in retirement or employee benefit plans. However, the Fund reserves the right to: (1) limit an investor’s ability to purchase shares through certain financial intermediaries; (2) limit the ability of financial intermediaries to acquire shares on behalf of their customers; and (3) prohibit any financial intermediary from increasing the allocation to the Portfolio in model portfolios. In each case, the Fund will consider whether additional purchases are expected to negatively impact the Portfolio or its shareholders as a whole.
The investment strategies used by Harding Loevner to manage the Portfolio have capacity limitations. In circumstances where the amount of total exposure to a strategy or investment type for the Portfolio is, in the opinion of Harding Loevner, capacity constrained, Harding Loevner, in consultation with the Board of Directors, reserves the right to close the Portfolio to new investors, impose restrictions on new investments in the Portfolio, or require investors to demonstrate eligibility to buy shares of the Portfolio before an investment is accepted.

9

The Fund and Harding Loevner may make exceptions or otherwise modify this policy at any time. For questions about qualifying to purchase shares of the Portfolio, please call
(877) 435-8105.
You may purchase shares of the Portfolio utilizing the following methods:
Wire Transfer.
Purchases of shares may be made by wire transfer of Federal funds. Share purchase orders are effective on the date when the Transfer Agent receives a completed Account Application Form (and other required documents) and Federal funds become available to the Fund in the Fund’s account with the Transfer Agent as set forth below. The shareholder’s bank may impose a charge to execute the wire transfer. Please call the Transfer Agent at
(877) 435-8105
for instructions and policies on purchasing shares by wire.
In order to purchase shares on a particular Business Day, a purchaser must call the Transfer Agent as soon as possible, but no later than by the close of business (normally 4:00 p.m. New York Time), to inform the Fund of the incoming wire transfer and clearly indicate the name of the Portfolio and which class of shares is to be purchased. If Federal funds are received by the Fund that same day, the order will be effective on that day. If the Fund receives trade instructions after the above-mentioned cut-off
time, or if the Transfer Agent does not receive Federal funds, such purchase order shall be executed as of the date that Federal funds are received. Portfolio shares are normally issued upon receipt of payment by cash, check, or wire transfer.
Check.
A check used to purchase shares in the Portfolio must be payable to the Portfolio, and must be drawn against funds on deposit at a U.S. bank. For a new account, the order must include a completed Account Application Form (and other required documents, if any). For an existing account, the order should include the account number from your statement. In all cases, the purchase price is based on the NAV per share next determined after the purchase order and check are received and deposited in good order. The Fund or the Transfer Agent reserves the right to reject any check. All checks for share purchases should be sent to the Fund’s Transfer Agent at:
Regular Mail:
Harding, Loevner Funds, Inc.
c/o The Northern Trust Company
P.O. Box 4766
Chicago, Illinois 60680-4766
Overnight Delivery:
The Northern Trust Company
Attn: Harding, Loevner Funds, Inc.
333 South Wabash Avenue
Attn: Funds Center, Floor 38
Chicago, Illinois 60604
The Fund reserves the right in its sole discretion: (i) to suspend or modify the offering of the Portfolio’s shares; (ii) to reject purchase orders; and (iii) to modify or eliminate the minimum initial investment in Portfolio shares. Purchase orders may be refused if, for example, they are of a size that could disrupt management of the Portfolio.
Please note that in compliance with the USA Patriot Act of 2001, the Fund’s Transfer Agent will verify certain information on your account application as part of the Fund’s anti-money laundering compliance program. If you do not supply the necessary information, the Fund’s Transfer Agent may not be able to open your account. Additionally, if the Fund’s Transfer Agent is unable to verify your identity or that of another person authorized to act on your behalf, or if it believes it has identified potentially criminal activity, the Fund reserves the right to close your account or take any other action it deems reasonable or required by law.
Redemptions.
Upon the request of a shareholder, the Fund will redeem all or any part of the shares held through the account. The redemption price is the NAV per share next determined after receipt by the Transfer Agent of proper notice of redemption as described below. If the Transfer Agent receives such notice by the close of business (normally 4:00 p.m. New York Time) on any Business Day, the redemption will be effective on the date of receipt.
Payment of redemption proceeds made by check or wire will normally be made within one to three Business Days following receipt of the redemption request, or at other times in accordance with the requirements of your intermediary.
For shares held directly with the Fund, payment of redemption proceeds by wire will normally be made on the next Business Day following receipt of the redemption order. For payment by check, the Portfolio typically expect to mail the check on the next Business Day following receipt of the redemption order.
For shares held through financial intermediaries, the length of time that the Portfolio typically expects to pay redemption proceeds depends on the method of payment and the agreement between the financial intermediary and the Portfolio. For redemption proceeds that are paid directly to you by the Portfolio, the Portfolio typically expects to make payments by wire or by mailing a check on the next Business Day following the Portfolio’s receipt of a redemption order from the financial intermediary. For payments that are made to your financial intermediary for transmittal to you, the Portfolio expect to pay redemption proceeds to the financial intermediary within one to three Business Days following the Portfolio’s receipt of the redemption order from the financial intermediary.
Payment of redemption proceeds may take longer than the time the Portfolio typically expects (due to circumstances including, but not limited to, holiday-related or other stock exchange closure in the markets where the Portfolio invests) and may take up to seven days, as permitted by the 1940 Act.
For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent on the next Business Day following the holiday.
If you are redeeming shares recently purchased by check or electronic transaction, your redemption may not be paid until your check or electronic transaction has cleared. This may delay your payment for up to 10 days. If the notice is received on a day that is not a Business Day or after the above-mentioned cut-off
time, the redemption notice will be deemed received as of the next Business Day.

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The Fund has authorized one or more brokers to receive redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to receive redemption orders on the Fund’s behalf. The Fund will be deemed to have received a redemption order when an authorized broker or, if applicable, a broker’s authorized agent receives the order in proper form. Share redemption orders placed through an authorized broker or the broker’s authorized designee will be priced at the Portfolio’s NAV per share next determined after they are received in good order by an authorized broker or the broker’s authorized designee.
The Fund imposes no charge to redeem shares; however, a shareholder’s or broker’s bank may impose its own wire transfer fee for receipt of a wire. Redemptions may be executed in any amount requested by the shareholder up to the amount the shareholder has invested in the Portfolio. When a shareholder’s account balance falls below $5 million following a redemption, such shareholder will be notified that the minimum account balance is not being maintained and will be allowed 60 days to make additional investments. If such shareholder does not make additional investments, then the Portfolio may close the account or convert the shares in the account to another share class (See “Share Class Conversions” below).
To redeem shares, a shareholder or any authorized agent (so designated on the Account Application Form) must provide the Transfer Agent with the dollar or share amount to be redeemed, the account to which the redemption proceeds should be wired (which account shall have been previously designated by the shareholder on its Account Application Form), the name of the shareholder, and the shareholder’s account number. Shares that are redeemed prior to the record date of a distribution do not receive dividends.
Certain requests or changes must be made in writing to the Transfer Agent and must include a signature guaranteed by a national bank that is a member of the Medallion Signature Program, using the specific Medallion “Guaranteed” stamp. Notarized signatures are not sufficient. Further documentation may be required when the Transfer Agent deems it appropriate. Requests or changes must include a Signature Guarantee if a shareholder:

•	wishes to change its authorized agent;

•	wishes to redeem shares within 10 Business Days of changing the account address of record;

•	wishes to change the account designated to receive redemption proceeds; or

•	requests that a check be mailed to a different address than the record address.
A shareholder may request redemption by calling the Transfer Agent (toll-free) at
(877) 435-8105.
Telephone redemption privileges are made available to shareholders of the Fund on the Account Application Form. The Fund or the Transfer Agent employ reasonable procedures designed to confirm that instructions communicated by telephone are genuine. The Fund or the Transfer Agent may require personal identification codes and will only wire funds according to pre-existing
bank account instructions. No bank account instruction changes will be accepted via telephone.
Generally, all redemptions will be for cash. Periodically, the Portfolio may satisfy redemption requests by accessing a line of credit or overdraft facility. On a less regular basis, under stressed market conditions, as well as for other temporary or emergency purposes, the Portfolio may satisfy redemption requests by distributing redemption proceeds in-kind
(instead of cash) or by borrowing through other sources. While the Portfolio does not generally use redemptions in-kind,
the Fund reserves the right to redeem from the Portfolio
in-kind
to manage the impact of large redemptions on the Portfolio. Redemption in-kind
proceeds will typically be made by delivering a
pro-rata
amount of the Portfolio’s holdings that are readily marketable securities to the redeeming shareholder within seven days after the Portfolio’s receipt of the redemption order.
Redemption proceeds will only be paid to the shareholder of record, to a financial intermediary holding an account in the name of the shareholder of record, or to a court-appointed guardian or executor of the shareholder of record.
Restrictions on Frequent Trading.
Frequent purchases and sales of the Portfolio’s shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs (such as brokerage commissions) to the Portfolio and by disrupting portfolio management strategies. Accordingly, the Board of Directors has adopted policies and procedures to discourage frequent trading of Portfolio shares. The Fund uses fair value pricing of securities to discourage frequent trading and eliminate the opportunity for time zone arbitrage. While the Fund is committed to preventing market timing and disruptive frequent trading in the Portfolio, there is no guarantee that the Fund or its agents will be able to detect all instances of time zone arbitrage and frequent trading.
Omnibus accounts are maintained by intermediaries acting on behalf of multiple shareholders. Since individual trades in omnibus accounts are not ordinarily disclosed to the Fund, the Fund may be unable to detect or deter frequent trading by participants in such omnibus accounts.
Exchange Privilege.
Subject to the approval of the Fund, Institutional Class Z shares of the Portfolio may be exchanged for Institutional Class Z shares of another Portfolio or another share class (none of which is offered in this Prospectus) of another Portfolio based on the respective NAV of the shares involved in the exchange, assuming that the shareholder wishing to exchange shares resides in a state where the desired shares are qualified for sale. An exchange order is treated for tax purposes the same as a redemption (on which a taxable gain or loss may be realized) followed by a purchase and may be subject to federal income tax. Investors who wish to make exchanges should telephone the Transfer Agent (toll-free) at (877)
435-8105.
In addition, a shareholder holding shares of the Portfolio through fee-based
(advisory) programs of certain intermediaries may decide to transfer such shares to a brokerage
(non-advisory)
account of such intermediaries. The shareholder may have these shares exchanged by their intermediary to a different class of shares of the Portfolio as a result of the transfer of the shares to a brokerage account with the intermediary. Such exchanges will be effected on the basis of the relative NAV of the two share classes, without the imposition of any fees or other charges by the Portfolio. The fees and expenses of the new class may be higher than those of the previously held class. It is expected that the

11

intermediary will treat the exchange as a
non-taxable
event. Shareholders should carefully review information in the applicable Prospectus regarding share class features, including exchanges, or contact their intermediary for more information. The relevant share class may be described in a separate Prospectus for each Portfolio.
Share Class Conversions.
If a shareholder’s account balance falls below the minimum initial investment amount of Institutional Class Z shares in which such shareholder is invested, the Portfolio may convert the shareholder’s Institutional Class Z shares to another class of shares of the Portfolio, at which time the shareholder’s account will be subject to the requirements of such share class . This may include incurring distribution
(12b-1)
fees for Investor Class shares or shareholder serving fees for Investor Class or Institutional Class shares. These fees are described in more detail in the relevant prospectus for each class of the Portfolio.
Such shareholder will be notified and will be allowed 60 days to make additional investments before any conversion occurs. Any such conversion will occur at the relative NAV of the two share classes, without the imposition of any fees or other charges if the accounts are held directly with the Fund. Where a retirement plan or other financial intermediary holds Institutional Class Z shares on behalf of its participants or clients, shares held by such participants or clients will be converted to another class of shares as described above when a participant or client rolls over its accounts with the retirement plan or financial intermediary into an individual retirement account. A conversion between share classes of the same Portfolio is generally not a taxable event.
Dividends
Institutional Class Z shares of the Portfolio will declare a dividend from its net investment income and distributions from its realized net short-term and net long-term capital gains, if any, at least annually, and (unless a shareholder has elected to receive cash) pay such dividends and distributions by automatically reinvesting in additional shares of the Portfolio at the NAV per share on the ex-date
of the dividends or distributions.
Tax Considerations
The following discussion is for general information only. An investor should consult with his or her own tax adviser as to the tax consequences of an investment in the Portfolio, including the status of distributions from the Portfolio under applicable state or local law. The Portfolio is not managed to maximize tax efficiency for taxable shareholders, although in certain situations, the Portfolio may decide to take into account the tax effects of investment decisions.
Federal Income Taxes.
Institutional Class Z or the Portfolio intends to distribute all of its taxable income by automatically reinvesting dividends in additional shares of Institutional Class Z or the Portfolio and distributing those shares to its shareholders, unless a shareholder elects on the Account Application Form to receive cash payments for such distributions. Shareholders receiving distributions from the Portfolio in the form of additional shares will be treated for federal income tax purposes as receiving a distribution of the amount of cash that they would have received had they elected to receive the distribution in cash.
Dividends paid by the Portfolio from its investment company taxable income (including interest and net short-term capital gains) will be taxable to a U.S. shareholder as ordinary income, whether received in cash or in additional shares. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are generally taxable to shareholders at the applicable capital gains rates, regardless of how long they have held their shares. If a portion of the Portfolio’s income consists of qualifying dividends paid by corporations, a portion of the dividends paid by the Portfolio may be eligible for either the corporate dividends-received deduction or the lower individual tax rate on qualified dividends if both the Portfolio and shareholder satisfy applicable holding period requirements. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Portfolio and net gains from redemptions or other taxable dispositions of Portfolio shares) of U.S. individuals, estates, and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
The sale or exchange of Portfolio shares is a taxable transaction for federal income tax purposes. Each shareholder will generally recognize a gain or loss on such transactions equal to the difference, if any, between the amount of the net sales proceeds and the shareholder’s tax basis in the Portfolio shares. Such gain or loss will be capital gain or loss if the shareholder held the Portfolio shares as a capital asset. Any capital gain or loss will generally be treated either as long-term capital gain or loss if the shareholder held the Portfolio shares for more than one year at the time of the sale or exchange, or otherwise as short-term capital gain or loss.
If a shareholder buys shares of the Portfolio before a distribution, the shareholder will be subject to tax on the entire amount of the taxable distribution received. Distributions are taxable to shareholders even if they are paid from income or gain earned by the Portfolio before their investment (and thus were included in the price they paid for the Portfolio shares).
The Portfolio (or its administrative agents) is required to report to the Internal Revenue Service and furnish to shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, first-in,
first-out
or some other specific identification method. Unless you instruct otherwise, the Portfolio will use average cost as their default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for the first sale of shares covered by these new rules, the shareholder may only use an alternative cost method for shares purchased prospectively. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.
A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Portfolio in October, November or December with a record date in any such month and

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paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Fund will inform shareholders of the amount and tax status of all amounts treated as distributed to them after the close of each calendar year.
If more than 50% of the value of the Portfolio’s total assets at the close of any taxable year consists of securities of foreign corporations, the Portfolio will be eligible to file an election with the Internal Revenue Service that would generally enable its shareholders to benefit from any foreign tax credit or deduction available for any foreign taxes the Portfolio pays. Pursuant to this election, a shareholder will be required to include in gross income (in addition to dividends actually received) its pro rata share of the foreign taxes paid by the Portfolio, and may be entitled either to deduct its pro rata share of the foreign taxes in computing its taxable income or to use the amount as a foreign tax credit against its U.S. federal income tax liability (subject to certain holding period and other requirements). The consequences of such an election are discussed in more detail in the SAI.
The Portfolio may be required to withhold U.S. federal income tax at the applicable rate on all distributions payable to shareholders if they fail to provide the Portfolio with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.
Foreign shareholders may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Portfolio, as discussed in more detail in the SAI.
State and Local Taxes.
The Portfolio may be subject to state, local, or foreign taxation in any jurisdiction in which the Portfolio may be deemed to be doing business.
Portfolio distributions may be subject to state and local taxes. Shareholders should consult their own tax advisers regarding the particular tax consequences of an investment in the Portfolio. The foregoing discussion is only a brief summary of the important federal tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisers with specific reference to their own tax situation.
Shareholder Communications
Inquiries concerning the Fund may be made by writing to Harding, Loevner Funds, Inc., c/o The Northern Trust Company, Attn: Funds Center, Floor 38, 333 South Wabash Avenue, Chicago, Illinois 60604 or by calling the Fund (toll-free) at
(877) 435-8105.
When the Fund sends financial reports, notices, prospectuses, and other regulatory materials to shareholders, we attempt to reduce the volume of mail you receive by sending one copy of these documents to two or more account holders who share the same address. This will continue indefinitely, unless you notify us otherwise. Should you wish to receive individual copies of materials, please call the Transfer Agent at
(877) 435-8105.
Once we have received your instructions, you will begin receiving individual copies for each account at the same address within 30 days.
Distribution of Fund Shares
Shares of the Fund are distributed by Quasar Distributors, LLC (“Quasar”) pursuant to a distribution agreement (the “Distribution Agreement”) between Harding Loevner, the Fund, and Quasar, under which Quasar serves as the exclusive distributor of the Fund.
The Fund has agreements with various financial intermediaries under which customers of these intermediaries may purchase and hold shares of the Portfolio. These intermediaries assess fees in consideration for providing certain account maintenance, record keeping and transactional services.
Institutional Class Z shares are not subject to any service or distribution fees. The Fund will not provide any distribution, shareholder or participant servicing, account maintenance, sub-accounting,
sub-transfer
agency, administrative, recordkeeping or reporting, transaction processing, support or similar payments in connection with investments in, or conversions into, Institutional Class Z shares.

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the Portfolio’s Institutional Class Z for the past five years. Prior to September 22, 2023, Institutional Class Z shares of the Portfolio were named Institutional Class II shares. The financial performance shown below for periods prior to September 22, 2023 is attributable to the Portfolio’s Institutional Class II shares. Certain information reflects financial results for a single share of the class. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the class or the Portfolio (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is incorporated by reference in this Prospectus and the SAI. Information on how to obtain the semi-annual and audited annual reports for the Fund is found on the back cover of this Prospectus.

	Frontier Emerging Markets Portfolio Institutional Class Z (formerly, Institutional Class II)
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$9.03	$6.95	$7.82	$7.63	$8.50

Increase (Decrease) in Net Assets from Operations

Net investment income (1)	0.17	0.09	0.14	0.17	0.14

Net realized and unrealized gain (loss) on investments and foreign currency-related transactions	(2.27)	2.13	(0.84)	0.13	(0.83)

Net increase (decrease) from investment operations	(2.10)	2.22	(0.70)	0.30	(0.69)

Distributions to Shareholders from:

Net investment income	(0.08)	(0.14)	(0.17)	(0.11)	(0.18)

Net asset value, end of year	$6.85	$9.03	$6.95	$7.82	$7.63

Total Return	(23.44)%	32.18%	(9.26)%	4.01%	(8.31)%

Ratios/Supplemental Data:

Net assets, end of year (000’s)	$90,188	$117,689	$116,911	$128,742	$163,794

Expenses to average net assets	1.52%	1.55%	1.60%	1.55%	1.56%

Expenses to average net assets (net of fees waived/reimbursed)	1.35%	1.35%	1.35%	1.35%	1.35%

Net investment income to average net assets	2.13%	1.05%	1.95%	2.19%	1.51%

Portfolio turnover rate	18%	30%	21%	31%	20%

(1)	Net investment income per share was calculated using the average shares outstanding method.

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Harding, Loevner Funds, Inc. (The “Fund”)
Privacy Notice
The Fund collects nonpublic personal information about you from the following sources:

•	Information, such as your name, address, social security number, assets, and income, submitted by you on applications, forms, or in other written or verbal customer communications. This information may also be provided by a consultant or intermediary acting on your behalf.

•	Information that results from any transaction performed by us for you.
The Fund will not disclose any nonpublic personal information about you or its former customers to anyone except as permitted or required by law.
If you decide to close your account(s) or become an inactive customer, the Fund will adhere to the privacy policies and practices as described in this notice.
The Fund restricts access to your personal and account information to only those employees who need to know that information to provide products or services to you. The Fund maintains physical, administrative and technical safeguards to protect your nonpublic personal information.

[This page is not part of the Prospectus]

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Availability of Additional Information About the Fund The SAI, dated February 28, 2023, as supplemented, containing additional information about the Fund and each Portfolio, has been filed with the Securities and Exchange Commission (the ‘‘Commission’’) and is incorporated by reference into this Prospectus. Additional information about each Portfolio’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. To order free copies of the Fund’s annual or semi-annual report or its SAI, to request other information about the Fund and to make general shareholder inquiries, call (toll free)
1(877)435-8105,
or write to the following address: Harding, Loevner Funds, Inc. c/o The Northern Trust Company P.O. Box 4766 Chicago, Illinois 60680-4766 The SAI and the Fund’s annual and semi-annual reports are also available free of charge on Harding Loevner’s website at hardingloevnerfunds.com. Reports and other information about the Fund are also available on the EDGAR database on the Commission’s Internet site at SEC.gov or by electronic request at the following
e-mail
address: publicinfo@sec.gov. A duplication fee will be applied to written requests and needs to be paid at the time your request is submitted. Investment Company Act file number
811-07739
Harding, Loevner Funds, Inc. c/o Northern Trust Attn: Funds Center, Floor 38 333 South Wabash Avenue Chicago, IL 60604 (877)
435-8105
www.hardingloevnerfunds.com